UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: May 11, 2010
(Date of earliest event reported)
EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification
incorporation or organization)		Number)

Two North Riverside Plaza, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)
(312) 279-1400
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
     On May 11, 2010, Equity LifeStyle Properties, Inc. (the “Company”) held its 2010 Annual Meeting of Stockholders. Stockholders holding 26,529,960 Shares of Common stock (being the only class of shares entitled to vote at the meeting), or 87.11%, of the Company’s 30,457,022 outstanding Shares of Common stock as of the record date for the meeting, attended the meeting or were represented by proxy. The Company’s stockholders voted on two matters presented at the meeting each of which is discussed in more detail in our Proxy Statement on Schedule 14-A and which received the requisite number of votes to pass. The matters submitted for a vote and the related results of the stockholders’ votes were as follows:
Proposal No. 1: Election of eight directors to terms expiring in 2011. A plurality of the votes cast was required for the election of directors.

			BROKER
DIRECTOR	FOR	WITHHELD	NON-VOTES
Philip Calian	25,716,909	8,106	804,945
David Contis	25,716,184	8,831	804,945
Thomas Dobrowski	25,533,354	191,661	804,945
Thomas Heneghan	25,609,132	115,883	804,945
Sheli Rosenberg	25,024,423	700,592	804,945
Howard Walker	25,582,204	142,811	804,945
Gary Waterman	25,533,116	191,899	804,945
Samuel Zell	24,133,483	1,591,532	804,945
Proposal No. 2: Approval to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2010. A majority of the votes cast was required for approval.

				BROKER
	FOR	AGAINST	WITHHELD	NON-VOTES
Total Shares	26,503,398	25,157	1,405	—
     This current report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:
•	our ability to control costs, real estate market conditions, the actual rate of decline in customers, the actual use of sites by customers and our success in acquiring new customers at our Properties (including those recently acquired);

•	our ability to maintain historical rental rates and occupancy with respect to Properties currently owned or that we may acquire;

•	our assumptions about rental and home sales markets;

•	in the age-qualified Properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial, credit and capital markets volatility;

•	results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;

•	impact of government intervention to stabilize site-built single family housing and not manufactured housing;

•	the completion of future acquisitions, if any, and timing with respect thereto and the effective integration and successful realization of cost savings;

•	ability to obtain financing or refinance existing debt on favorable terms or at all;

•	the effect of interest rates;

•	the dilutive effects of issuing additional common stock;

•	the effect of accounting for the sale of agreements to customers representing a right-to-use the Properties under the Codification Topic “Revenue Recognition;” and

•	other risks indicated from time to time in our filings with the Securities and Exchange Commission.
     These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.
By:	/s/ Thomas Heneghan
Thomas Heneghan
Chief Executive Officer

By:	/s/ Michael Berman
Michael Berman
Executive Vice President and Chief Financial Officer
Date: May 12, 2010